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                                                                    EXHIBIT 13.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Tele Norte Leste Participacoes S.A. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2006 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 11, 2007

                                        /s/ Luiz Eduardo Falco Pires Correa
                                        ----------------------------------------
                                        Name: Luiz Eduardo Falco Pires Correa
                                        Title: Chief Executive Officer

Date: June 11, 2007

                                        /s/ Jose Luis Magalhaes Salazar
                                        ----------------------------------------
                                        Name: Jose Luis Magalhaes Salazar
                                        Title: Chief Financial Officer